                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of Uncommon Values Aggressive Growth Series, 2001 and Uncommon Values Growth & Income Series, 2001:

  We consent to the use of our report dated July 26, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                   /s/ KPMG LLP
                                                   --------------
                                                   KPMG LLP

New York, New York
July 26, 2001